                         [PLAINS RESOURCES LETTERHEAD]

                                                                    NEWS RELEASE


CONTACT: Stephen A. Thorington
         Executive Vice President and Chief Financial Officer
         (713) 739-6700 or (800) 934-6083

FOR IMMEDIATE RELEASE

                     PLAINS RESOURCES REPORTS FIRST QUARTER
                       EARNINGS OF $0.28 PER DILUTED SHARE

Houston, Texas - May 2, 2003 - Plains Resources Inc. (NYSE:PLX) today reported net income of $7.3 million, or $0.28 per diluted share for the first quarter of 2003 compared to net income of $6.6 million, or $0.26 per diluted share for the first quarter of 2002. Net income for the first quarter of 2003 includes a $3.2 million after-tax noncash gain related to the equity offering of Plains All American Pipeline, L.P. (NYSE: PAA) completed in March 2003. Results for Plains Exploration & Production Company (NYSE: PXP), which the Company distributed to its stockholders in a tax-free spin-off on December 18, 2002, are reflected as discontinued operations in the accompanying financial statements.

The Company reported equity in earnings from its investment in PAA of $6.3 million compared to $4.4 million in the first quarter of 2002. The Company's cash distribution from PAA was $7.5 million in the first quarter of 2003, an 8% increase from the first quarter 2002 distribution of $7.0 million.

Oil production volumes from the Company's Florida properties were 2,578 barrels per day in the first quarter of 2003 compared to 2,744 barrels per day in the prior year quarter. In accordance with SEC Staff Accounting Bulletin 101, the Company's results reflect revenue from oil production in the period it is sold as opposed to when it is produced. The Company reported sales of 3,067 barrels of oil per day in the first quarter of 2003 compared to 2,400 barrels per day in the first quarter of 2002. Unit gross margin was $10.36 per barrel in the first quarter of 2003 as compared to $7.50 in the comparable period of 2002. The Company's average wellhead oil price, which is net of quality differentials, hedging and derivative cash settlements, was $22.60 per barrel in the first quarter of 2003 as compared to $18.78 per barrel in last year's first quarter.

The Company continues to be active in its treasury share program and since December 18, 2002 has repurchased a total of 542,700 shares at an average price of $10.41 per share.

"The Company once again delivered a very solid set of results highly consistent with 8-K guidance. Additionally, during the quarter, the Company made considerable progress on its annual objective for the treasury share program. As we have said before, the active program is expected to be large in scale and enduring in nature as we currently expect to dedicate all available resources to the ongoing program" stated Mr. John T. Raymond, Chief Executive Officer and President.

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CONFERENCE CALL/WEBCAST INSTRUCTIONS:

The Company will host a conference call to discuss the results and other forward-looking items on Friday, May 2, 2003. The call will begin at 10:00 a.m. (central time). The dial-in conference number is: 800-223-9488 or international:
785-832-1077. Reference Conference I.D.#: Plains. The replay will be available for 2 weeks at 800-934-8450 or international at 402-220-6997.

To access the Internet webcast, please go to the Company's website at www.plainsresources.com (http://www.plainsresources.com), under investor relations section choose "conference calls." Following the live webcast, the call will be archived for a period of sixty (60) days on the Company's website.

Plains Resources is an independent energy company engaged in the acquisition, development and exploitation of crude oil and natural gas. Through its ownership in Plains All American Pipeline, L.P., Plains Resources has interests in the midstream activities of marketing, gathering, transportation, terminaling and storage of crude oil. Plains Resources is headquartered in Houston, Texas.

Except for the historical information contained herein, the matters discussed in this news release are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among other things, economic conditions, oil and gas price volatility, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, regulatory changes and other factors discussed in Plains Resources' filings with the Securities and Exchange Commission.


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
PLAINS RESOURCES INC.
CONSOLIDATED STATEMENTS OF INCOME
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                          THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                         --------------------
REVENUES                                                                   2003        2002
                                                                         --------    --------
  Oil sales                                                              $  7,277    $  4,179
  Hedging                                                                    (307)       (123)
                                                                         --------    --------
                                                                            6,970       4,056
                                                                         --------    --------
COSTS AND EXPENSES
  Production expenses                                                       1,858       1,393
  Production and ad valorem taxes                                             404         103
  Oil transportation expenses                                               1,118         939
  General and administrative                                                1,812       1,667
  Depreciation, depletion and amortization                                  1,405       1,159
  Accretion of asset retirement obligation                                     56        --
                                                                         --------    --------
                                                                            6,653       5,261
                                                                         --------    --------
OTHER INCOME (EXPENSE)
  Equity in earnings of Plains All American Pipeline, L.P.                  6,325       4,350
  Gain on Plains All American Pipeline, L.P. unit offering                  6,108        --
  Gain (loss) on derivatives
      Change in fair value                                                    666        --
      Cash settlements                                                       (732)       --
  Interest expense                                                           (501)     (1,687)
  Interest and other income                                                    75          19
                                                                         --------    --------
                                                                           11,941       2,682
                                                                         --------    --------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                      12,258       1,477
  Income tax benefit (expense)
    Current                                                                (2,391)      2,768
    Deferred                                                               (3,476)     (3,513)
                                                                         --------    --------
INCOME FROM CONTINUING OPERATIONS                                           6,391         732
  Income from discontinued operations, net of tax                            --         5,864
                                                                         --------    --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                        6,391       6,596
  Cumulative effect of accounting change, net of tax                          933        --
                                                                         --------    --------
NET INCOME                                                                  7,324       6,596
  Preferred dividends                                                        (350)       (350)
                                                                         --------    --------
INCOME AVAILABLE TO COMMON STOCKHOLDERS                                  $  6,974    $  6,246
                                                                         ========    ========

EARNINGS PER SHARE (IN DOLLARS)
  Basic
    Income from continuing operations                                    $   0.25    $   0.02
    Discontinued operations                                                  --          0.24
    Change in accounting policy                                              0.04        --
                                                                         --------    --------
                                                                         $   0.29    $   0.26
                                                                         ========    ========
  Diluted
    Income from continuing operations                                    $   0.24    $   0.02
    Discontinued operations                                                  --          0.24
    Change in accounting policy                                              0.04        --
                                                                         --------    --------
                                                                         $   0.28    $   0.26
                                                                         ========    ========
Weighted average shares outstanding
    Basic                                                                  23,981      23,635
    Diluted                                                                26,050      24,160


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
PLAINS RESOURCES INC.
FINANCIAL AND OPERATING DATA
                                                            THREE MONTHS ENDED MARCH 31,
                                                            ----------------------------
                                                              2003               2002
                                                            ---------          ---------
DISTRIBUTIONS FROM PAA (THOUSANDS OF DOLLARS)
  General partner interest                                  $     682          $     437
  Limited partner units                                         6,822              6,521
                                                            ---------          ---------
                                                            $   7,504          $   6,958
                                                            =========          =========

PRODUCTION AND SALES VOLUMES
  Production volumes (MBbls)                                      232                247
  Daily average production volumes (Bbls)                       2,578              2,744
  Sales volumes (MBbls)                                           276                216
  Daily average sales volumes (Bbls)                            3,067              2,400

UNIT ECONOMICS ($/Bbl)
  Average oil sales price
    Average NYMEX                                           $   33.80          $   21.63
    Hedging and derivative cash settlements                     (3.76)             (0.57)
    Differential                                                (7.44)             (2.28)
                                                            ---------          ---------
    Net realized price                                          22.60              18.78
  Production expenses                                           (6.73)             (6.45)
  Production and ad valorem taxes                               (1.46)             (0.48)
  Oil transportation expenses                                   (4.05)             (4.35)
                                                            ---------          ---------
  Gross margin                                              $   10.36          $    7.50
                                                            =========          =========


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
PLAINS RESOURCES INC.
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS OF DOLLARS)
                                                                             MARCH 31,   DECEMBER 31,
                                                                               2003          2002
                                                                             ---------   ------------
                                     ASSETS
CURRENT ASSETS
      Cash and cash equivalents                                              $   8,111    $   8,807
      Accounts receivable and other current assets                               3,870        3,104
      Inventories                                                                1,785        2,305
                                                                             ---------    ---------
                                                                                13,766       14,216
                                                                             ---------    ---------
PROPERTY AND EQUIPMENT, AT COST
      Oil and gas properties - full cost method                                351,152      349,517
      Other property and equipment                                                  27           27
                                                                             ---------    ---------
                                                                               351,179      349,544
      Less allowance for depreciation, depletion and amortization             (297,443)    (299,214)
                                                                             ---------    ---------
                                                                                53,736       50,330
                                                                             ---------    ---------
INVESTMENT IN PLAINS ALL-AMERICAN PIPELINE, L.P.                                80,632       70,042
                                                                             ---------    ---------
OTHER ASSETS
      Deferred income taxes                                                     11,464       16,957
      Other                                                                      9,864        9,867
                                                                             ---------    ---------
                                                                                21,328       26,824
                                                                             ---------    ---------
                                                                             $ 169,462    $ 161,412
                                                                             =========    =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Accounts payable and other current liabilities                         $   9,685    $   8,187
      Current maturities of long-term debt                                      18,000       18,000
                                                                             ---------    ---------
                                                                                27,685       26,187
                                                                             ---------    ---------
LONG-TERM BANK DEBT                                                             22,500       27,000
                                                                             ---------    ---------
ASSET RETIREMENT OBLIGATION                                                      1,900         --
                                                                             ---------    ---------
OTHER LONG-TERM LIABILITIES                                                      2,846        2,716
                                                                             ---------    ---------
STOCKHOLDERS' EQUITY
      Series D cumulative convertible preferred stock                           23,300       23,300
      Common stock                                                               2,828        2,806
      Additional paid-in capital                                               274,351      273,162
      Retained earnings (deficit)                                              (96,908)    (103,882)
      Accumulated other comprehensive income                                      (376)      (2,862)
      Treasury stock, at cost                                                  (88,664)     (87,015)
                                                                             ---------    ---------
                                                                               114,531      105,509
                                                                             ---------    ---------
                                                                             $ 169,462    $ 161,412
                                                                             =========    =========


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